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                                                              EXHIBIT NO. 23(ii)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 22, 1999 and August 23, 1999, included in The Standard Products Company's Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

Detroit, Michigan,
September 1, 1999.